SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

CEC ENTERTAINMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CEC ENTERTAINMENT, INC.	Shareholder Meeting to be held on 04/28/09
** IMPORTANT NOTICE **	Proxy Materials Available
Regarding the Availability of Proxy Materials	• Notice and Proxy Statement • Annual Report
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

PROXY MATERIALS - VIEW OR RECEIVE
CEC ENTERTAINMENT, INC. LEGAL DEPARTMENT 4441 W. AIRPORT FREEWAY IRVING, TX 75062	You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before 04/14/09.

HOW TO VIEW MATERIALS VIA THE INTERNET
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HOW TO REQUEST A COPY OF MATERIALS
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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information		How To Vote
Meeting Type:	Annual	Vote In Person
Meeting Date:	04/28/09

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Meeting Time:	8:00 a.m. Central Time
For holders as of:	03/02/09
Meeting Location:
Chuck E. Cheese’s 3903 West Airport Freeway Irving, TX 75062
Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items
The Board of Directors recommends a vote FOR Proposals 1 through 3.

1.	Election of Directors

Nominees:

	01)	Richard M. Frank
	02)	Tim T. Morris
	03)	Louis P. Neeb

2.

Proposal to approve an amendment to the 2004 Restricted Stock Plan adding 400,000 shares to the maximum number of shares that may be issued under the plan and allowing for the award of restricted stock units under the plan.

3.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2009 fiscal year.

4.	In their discretion, upon such other business as may properly come before the meeting.